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                                                                   EXHIBIT 10.22

                         FORM OF FIRST AMENDMENT TO THE
                         MANAGEMENT CONSULTING AGREEMENT

     This FIRST AMENDMENT TO THE MANAGEMENT CONSULTING AGREEMENT, dated as of ________, 2002 (this "First Amendment"), is by and among TJC Management Corporation, a Delaware corporation (the "Consultant"), Safety Insurance Group, Inc. (formerly Safety Holdings, Inc.), a Delaware corporation ("Holdings"), and its direct and indirect subsidiaries (collectively, the "Company").

                                   WITNESSETH:

     WHEREAS, the Management Consulting Agreement, dated October 16, 2001 (the "Consulting Agreement") was entered into by and among the Consultant and Holdings; and

     WHEREAS, Section 10.a. of the Consulting Agreement provides that the Consultant and the Company may amend the Consulting Agreement by an instrument in writing signed by the Consultant and the Company.

     NOW, THEREFORE, in consideration of the mutual agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. CERTAIN DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Consulting Agreement.

     2. SECTION 1. Section 1 of the Consulting Agreement is hereby amended to read in its entirety as follows:

          1. The term of this Agreement shall commence on the date hereof and continue until December 31, 2011, unless extended, or sooner terminated, as provided in SECTION 5 below. In conjunction with any Transaction (as defined below) or financing set forth in (i) and/or (ii) of Section 2.b. below, the Consultant's personnel shall be reasonably available to the Company's managers, auditors and other personnel for consultation and advice, subject to the Consultant's reasonable convenience and scheduling. Services may be rendered at the Consultant's offices or at such other locations selected by the Consultant as the Company and the Consultant shall from time to time agree.

     3. SECTION 2.a. The text of Section 2.a. of the Consulting Agreement shall be deleted in its entirety and replaced with the words "Intentionally Omitted."

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     4.   SECTION 2.b. Section 2.b. of the Consulting Agreement is hereby amended to read in its entirety as follows:

          b. Holdings shall pay to the Consultant: (i) an investment banking and sponsorship fee of up to two percent (2%) of the aggregate consideration paid (including assumed or refinanced indebtedness, non-competition, earnout, contingent purchase price, incentive arrangements and similar payments) (A) by the Company in connection with the acquisition by the Company with the assistance of the Consultant of all or substantially all of the outstanding capital stock, warrants, options or other rights to acquire or sell capital stock, or all or substantially all of the business or assets of another individual, corporation, partnership or other business entity or (B) to the Company or its stockholders in connection with the sale by the Company or its stockholders with the assistance of the Consultant of all or substantially all of the Company's outstanding capital stock, warrants, options, or other rights to acquire or sell stock, or all or substantially all of the business or assets of the Company or one of its subsidiaries (each of the transactions described in clauses (A) and (B), a "Transaction"), including, but not limited to, any Transaction negotiated for the Company involving any affiliate of the Company or the Consultant, including, but not limited to, any Transaction involving The Jordan Company, LLC, Jordan/Zalaznick Capital Company or any affiliates of any of the foregoing (collectively, the "Jordan Affiliates"); and (ii) a financial consulting fee of up to one percent (1%) of the amount obtained or made available pursuant to any debt, equity or other financing (including without limitation, any refinancing) by the Company with the assistance of the Consultant, including, but not limited to, any financing obtained for the Company from one or more of the Jordan Affiliates, PROVIDED, that in no event shall a fee be payable under this SECTION 2(b)(ii) hereunder (x) with respect to borrowings under the Senior Secured Revolving Credit Facility, dated _______, 2002 by and between Thomas Black Corporation, Fleet National Bank (the "New Credit Facility") or (y) with respect to financings referred to in this SECTION 2(b)(ii) made in connection with the consummation of a Transaction. In addition, prior to paying any fee pursuant to this paragraph (b) the Board of Directors of Holdings (including the disinterested directors) must approve the applicable Transaction or financing as in the best interests of the Company.

     5. SECTION 10.a. Section 10.a. of the Consulting Agreement is hereby amended to read in its entirety as follows:

          a. This Agreement sets forth the entire understanding of the parties with respect to the Consultant's rendering of services to the Company. This Agreement may not be modified, waived, terminated or amended except expressly by an instrument in writing signed by the Consultant and Holdings.

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     6.   SECTION 10.e. Section 10.e. of the Consulting Agreement is hereby amended to read in its entirety as follows:

          e. Thomas Black Corporation, RBS, Inc. and Thomas Black Insurance Agency, Inc. (the "Non-Insurance Subsidiaries") will be jointly and severally liable and obligated hereunder with respect to each obligation, responsibility and liability of Holdings, as if a direct obligation of the Non-Insurance Subsidiaries.

     7. SERVICES RENDERED IN CONNECTION WITH HOLDINGS' INITIAL PUBLIC OFFERING. At the closing of Holdings' initial public offering of its shares of common stock, pursuant to Holdings' Registration Statement on Form S-1, initially filed with the Securities and Exchange Commission on April 26, 2002 (the "Offering"), Holdings will pay the Consultant $4.0 million in cash in consideration for services rendered to the Company by the Consultant in connection with the Offering, the arrangement of the New Credit Facility and the termination of the $1.0 million annual management fee and the services rendered by the Consultant for such $1.0 million annual fee, as set forth in Section 2.a. of the Consulting Agreement prior to this First Amendment.

     8. EFFECTIVENESS. Except as modified hereby, the Consulting Agreement shall remain in full force and effect. On and after the effectiveness of this First Amendment, each reference in the Consulting Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Consulting Agreement as amended by this First Amendment.

     9. CONFIDENTIALITY. The Consultant, its employees and agents shall each treat confidentially and hold as such all of the information concerning the business and affairs of the Company that is not generally available to the public and that the Consultant, its employees and/or agents obtains in conjunction with providing consulting services and other assistance to the Company pursuant to the Consulting Agreement and this First Amendment ("Confidential Information"). If the Consultant, its employees and/or agents are required by law to disclose any Confidential Information, the Consultant shall promptly notify Holdings in writing of the nature of the legal requirement and the extent of the required disclosure, and shall cooperate with the Company to preserve the confidentiality of such Confidential Information to the extent possible in accordance with applicable law.

     10. COUNTERPARTS. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first written above.


                                           TJC MANAGEMENT CORPORATION


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           SAFETY INSURANCE GROUP, INC.


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

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